UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2016

APPLE HOSPITALITY REIT, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-53603	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple Hospitality REIT, Inc. (the “Company”) is filing this report in accordance with Item 5.07 of Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 12, 2016, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”).  At the Annual Meeting, shareholders considered:

1. The election of two (2) directors to the Board of Directors of the Company (the “Board”);

2. An advisory vote regarding the approval of compensation paid to the Company’s named executive officers;

3. The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm to serve for 2016; and

4. The adoption of amended and restated articles of incorporation (the “Charter”), including amendments to: (i) declassify the Board and provide for annual elections of directors, (ii) require a majority vote for all amendments to the Charter, (iii) eliminate the supermajority voting requirement for affiliated transactions, and (iv) remove certain provisions that are no longer applicable (together, the “Proposed Charter Amendments”).

As noted below in the summary of shareholder voting, although over 95% of the shares voted were in favor of each of the Proposed Charter Amendments, none of the Proposed Charter Amendments received the required vote to be adopted. Each of the proposals 4(ii) and 4(iv) required a majority vote of the outstanding common shares voting in favor of each proposal to be adopted, proposal 4(iii) required a majority vote of the outstanding common shares, other than common shares owned by an interested shareholder, voting in favor of the proposal to be adopted and proposal 4(i) required a supermajority (more than two-thirds) of outstanding common shares voting in favor of the proposal to be adopted. Based on the voting results, the Board continues to believe the Proposed Charter Amendments are in the best interests of the Company’s shareholders and plans to propose these Charter amendments for shareholder consideration again at the 2017 Annual Meeting of Shareholders.

The Company’s shareholders voted as follows on these matters:

1.  The Company’s shareholders elected the two director nominees named in the proxy statement with the following votes:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Jon A. Fosheim	73,484,579	1,155,157	96,405,883
Justin G. Knight	73,085,553	1,554,183	96,405,883

Jon A. Fosheim and Justin G. Knight will serve a three-year term expiring at the 2019 Annual Meeting of Shareholders.

2.  The Company’s shareholders voted on the advisory resolution to approve the compensation paid to the Company’s named executive officers with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
70,313,113	3,275,926	1,050,697	96,405,883

3.  The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. This proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
169,756,700	887,580	401,339	-

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4.  The Company’s shareholders did not approve the Proposed Charter Amendments.  The proposals received the following votes:

 4(i)
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
73,360,239	781,266	498,231	96,405,883

 4(ii)
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
73,328,254	883,489	427,993	96,405,883

 4(iii)
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
71,571,110	2,235,503	833,123	96,405,883

 4(iv)
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
73,293,799	881,237	464,700	96,405,883

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple Hospitality REIT, Inc.

By:	/s/ Justin G. Knight
Justin G. Knight
President and Chief Executive Officer

May 18, 2016

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